As filed with the Securities and Exchange Commission on [date]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, WI			53202
(Address of principal executive offices)			(Zip code)

James R. Arnold, President Managed Portfolio Series c/o U.S. Bancorp Fund Services, LLC 777 East Wisconsin Ave, 5th Fl Milwaukee, WI 53202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(414) 765-6802

Date of fiscal year end:	December 31, 2017

Date of reporting period:	December 31, 2017

Item 1. Reports to Stockholders.

Muhlenkamp Fund

Intelligent Investment Management

(Ticker Symbol: MUHLX)

ANNUAL REPORT

December 31, 2017

Phone: 1-800-860-3863

E-mail: fund@muhlenkamp.com

Website: http://muhlx.muhlenkamp.com/

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus of the Muhlenkamp Fund. Please call 1-800-860-3863 for a current copy of the prospectus. Read it carefully before you invest.

MUHLENKAMP FUND

January 2018

Fellow Investors,

If you had told us a year ago that the market would rise 20% in 2017, we would have been skeptical. Yet, here we are at the end of the year and the S&P 500® Index was up 21.83%, including dividends, for 2017. Without dividends, the S&P 500® Index was up 19.42%. Technology stocks led the charge; health care, consumer discretionary, and industrials also beat the average. Every other sector delivered below-average returns with energy and telecommunication services posting losses for the year. Our annual return before taxes for 2017 was 18.77%. Apple, Inc. (AAPL), ON Semiconductor Corporation (ON), and Universal Display Corp. (OLED) contributed the most to our performance this year, while Teva Pharmaceutical Industries (TEVA), Spirit Airlines (SAVE), and Allergan PLC (AGN) were the biggest drags.

Economically speaking, U.S. Gross Domestic Product (GDP) growth during the first three quarters (4th quarter data hasn't come out yet) averaged a little over 2.1%, but 1st quarter was the low quarter, and 3rd quarter was the high quarter — so the trend was up (which has been the case since June 2016). Unemployment is generally low, inflation is low, and most of the economic metrics we keep an eye on are looking benign. If you want more detail on that, we'll refer you to the webcast we did at the end of November.

At a high level, two "big things" are happening. First, the Trump administration and Congress are working to remove legal and regulatory impediments to economic growth. They are obviously not unified in this effort and the process has been, shall we say, contentious. Nonetheless anti-growth regulations have been rolled back to a degree and a new tax law was signed just before Christmas. We think this is the reason Small Business Confidence jumped post-election and remains at a very high level. We think the new tax law and the shift in the regulatory environment are generally positive developments. We think of it in these terms: when businesses are fleeing your borders, it is a HUGE sign that you are doing something wrong. When businesses hire armies of lawyers to avoid taxes instead of simply paying them, it's a sign you are doing something wrong. It's been happening in the U.S. for years now, as companies merge with foreign businesses to shift their headquarters to more welcoming tax and regulation locales or create complicated corporate structures and hold cash overseas to reduce taxes. Erecting barriers to exit was the knee-jerk reaction but it never works. Congress is taking action to address the root causes of businesses leaving the U.S. and we think what they've done will improve the situation. It's also happening at the state level, just look at Illinois as businesses move to Indiana. Illinois hasn't figured this out yet and continues to chase businesses away. Does anybody think Amazon is seriously considering putting its second headquarters in Chicago? We doubt it.

The second "big thing" is the movement of interest rates in the direction of what we think is "normal" and the reduction of assets held by the U.S. Federal Reserve. As you probably know, for two years the Federal Reserve has been gradually raising short-term rates.

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Allowing rates to rise to where they "should be" relative to inflation is a positive. If they raise rates more than that, it will become a negative. Additionally, this summer the Federal Reserve started executing a plan to gradually reduce the assets they hold on their balance sheet by not reinvesting all of the money they receive when bonds mature. Their plan is to initially reduce their assets by $10 billion per month ramping that up to $50 billion per month over time.

Simultaneously, the European Central Bank has announced a reduction in its bond purchase program beginning in January 2018. The Bank of Japan is the only major Central Bank that has not signaled a reduction in its "print and purchase" program. We believe that all the money printed during the last 8 years helped boost asset prices — stocks, bonds, houses. As central banks start slowly withdrawing some of that money, it may well have a reverse effect on asset prices. The Federal Reserve certainly intends to draw down their balance sheet slowly enough that markets don't even notice, but they may not succeed in that. We laid this out in greater detail during our November webcast, take a look at that or give us a call if you want to have a fuller discussion of our thoughts on this.

As we look forward to 2018 then, we see two "big things" working in opposition to each other as far as the markets are concerned: prospects for improved economic growth is a plus, while a reversal (U.S) or reduction (Europe) of central bank support is a negative. Each of these forces may get traction at different times.

With that as a backdrop, we will continue to search for investment opportunities and put our money to work when we find them.

Sincerely...

Ron Muhlenkamp, Manager Muhlenkamp & Company, Inc.	Jeff Muhlenkamp, Co-Manager Muhlenkamp & Company, Inc.

The comments made by Ron and Jeff Muhlenkamp in this commentary are opinions and are not intended to be investment advice or a forecast of future events.

Central Bank is the entity responsible for overseeing the monetary system for a nation (or group of nations). The central banking system in the U.S. is known as the Federal Reserve (commonly referred to "the Fed"), composed of twelve regional Federal Reserve Banks located in major cities throughout the country. The main tasks of the Fed are to supervise and regulate banks, implement monetary policy by buying and selling U.S. Treasury bonds, and steer interest rates.

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S&P 500® Index is a widely recognized, unmanaged index of common stock prices. The S&P 500® Index is weighted by market value and its performance is thought to be representative of the stock market as a whole. One cannot invest directly in an index.

Gross Domestic Product (GDP) is the total market value of all goods and services produced within a country in a given period of time (usually a calendar year).

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in small- and mid-cap companies which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in foreign securities which involve political, economic, and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Past performance is no guarantee of future results. Index performance is not indicative of fund performance.

Fund holdings are subject to change and are not recommendations to buy or sell any security. Please see page 16 for a complete list of Fund holdings.

MUHLENKAMP FUND

Management Discussion of Fund Performance for 2017  January 15, 2018

For the year ended December 31, 2017 the Muhlenkamp Fund returned 18.77% before taxes, underperforming the S&P 500® Index, including dividends, which returned 21.83% over the same period.

The Fund began the year overweight energy, industrials, health care and technology relative to the S&P 500® sector weightings. During the course of the year we reduced our holdings in energy as profits at the servicing companies did not rebound with the increased price of crude oil as we expected. We reduced our airline holdings as the profit environment for airlines has become more difficult with rising fuel costs, rising labor costs, and doubts regarding the capacity discipline of the industry in general. We also exited positions in several health care companies whose business prospects declined further than we expected. At the end of the year we remained overweight in technology and health care and are now modestly overweight in materials with the addition of DowDuPont to the portfolio.

Technology companies were the best performers for the S&P 500® during the year. Similarly, our long positions in technology companies contributed the most to our performance during the year with Apple, Inc. (AAPL), ON Semiconductor Corp. (ON), and Universal Display Corp. (OLED) making the largest contributions. We participated in the technology rally quite nicely without being exposed to some very popular companies that we think are selling at a premium. The broader market continued to price in an economic expansion — it began doing that in March of 2016 — as many cyclically-sensitive companies continued to run. We did not participate in that portion of the market expansion as we chose to limit our holdings of cyclical companies, many of which are quite expensive in our view. Call that an error of omission. Finally, the largest drags on performance were Teva Pharmaceutical Industries (TEVA), Spirit Airlines (SAVE), and Allergan (AGN), all of which we sold by year end. Those were errors of commission. We employed few options during the year and our use of options had little impact on the final result.

Economically speaking, U.S. Gross Domestic Product growth during the first three quarters (4th quarter data hasn't come out yet) averaged a little over 2.1%, but 1st Quarter was the low, and 3rd Quarter was the high, so the trend was up, which has been the case since June 2016. Unemployment is generally low, inflation as measured by the Consumer Price Index is low, and most of the economic metrics we keep an eye on are looking benign. At year end, the U.S. passed a new tax law that primarily benefitted U.S.-based businesses and may spur increased capital spending and higher wages in 2018. We don't consider the new tax law to be a "stimulus" as many do but think of it as the removal of longstanding impediments to U.S. economic growth. Internationally, 2017 was marked by improved growth in Europe and steady growth in Asia, creating an environment of synchronized global growth throughout the year.

The European Central Bank and the Bank of Japan continued to push cash into their economies via asset purchases. The U.S. Federal Reserve continued to raise short-term interest rates and in October began to slowly reduce the size of its balance sheet by not reinvesting all of the proceeds from maturing assets. This monetary tightening by the

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Federal Reserve did not seem to affect capital markets during 2017. While the European Central Bank continued its bond buying program in 2017 it announced that it would reduce the amount purchased per month beginning in 2018. U.S. interest rates declined into mid-year then rose, ending the year approximately where they began.

The S&P 500® throughout the year has traded at historically high multiples of both sales and cyclically-adjusted earnings. Price volatility has fallen to historic lows. Margin debt continues to push higher. The market wasn't cheap at the beginning of the year and only got more expensive as the year progressed, likely due in part to anticipation of the tax law passed at year end.

Two strong forces (economic and financial) developed over the course of the year, coming into full clarity by year end. The financial force is the central banks. Their asset purchases over the last few years have driven pretty much all asset prices up. We expect the reduction or reversal of these assets purchases to exert downward pressure on markets that are expensive on most metrics. The economic force is ongoing economic growth. The economies of the world are growing in a synchronized fashion for the first time in years and the tax and regulatory changes made in the U.S. are pro-growth. Economic growth should exert upward pressure on markets. Our response during the year to those two forces combined with our long-term value orientation produced the results you saw in the first paragraph.

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A Hypothetical $10,000 Investment in the Muhlenkamp Fund for the Past 10 Years*

A Hypothetical $10,000 Investment in the Muhlenkamp Fund Since Inception*

The S&P 500® Index is a widely recognized index of common stock prices. The S&P 500® Index is weighted by market value and its performance is thought to be representative of the stock market as a whole. One cannot invest directly in an index. These charts assumes an initial gross investment of $10,000 made on 12/31/07 or 11/1/88, respectively. The line graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all dividends. Past performance does not guarantee future results.

*  Unaudited

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Average Annual Total Returns (Unaudited)
as of December 31, 2017

Muhlenkamp Fund	One Year	Three Year	Five Year	Ten Year	Since Inception*
Return Before Taxes	18.77%	2.37%	7.73%	2.61%	9.09%
S&P 500® Index**	21.83%	11.41%	15.79%	8.50%	10.45%
Consumer Price Index***	2.11%	1.64%	1.43%	1.61%	2.49%

Performance data quoted, before and after taxes, represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted.

*  Operations commenced on November 1, 1988.

**  The S&P 500® Index is a widely recognized index of common stock prices. The figures for the S&P 500® Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

***  Consumer Price Index — U.S. CPI Consumer USA (Non-Seasonally Adjusted) Index.

MUHLENKAMP FUND

Annual Returns Since Inception(1) (Unaudited)

One-Year Period Ended 12/31	Muhlenkamp Fund	S&P 500® Index	Consumer Price Index
1989	12.45%	31.69%	4.65%
1990	–14.90%	–3.10%	6.11%
1991	45.39%	30.47%	3.06%
1992	15.80%	7.62%	2.90%
1993	18.12%	10.08%	2.75%
1994	–7.19%	1.32%	2.67%
1995	32.96%	37.58%	2.54%
1996	29.98%	22.96%	3.32%
1997	33.30%	33.36%	1.70%
1998	3.22%	28.58%	1.61%
1999	11.40%	21.04%	2.68%
2000	25.30%	–9.10%	3.39%
2001	9.35%	–11.89%	1.55%
2002	–19.92%	–22.10%	2.38%
2003	48.08%	28.68%	1.88%
2004	24.51%	10.88%	3.26%
2005	7.88%	4.91%	3.42%
2006	4.08%	15.79%	2.54%
2007	–9.66%	5.49%	4.08%
2008	–40.39%	–37.00%	0.09%
2009	31.49%	26.46%	2.72%
2010	6.14%	15.06%	1.50%
2011	–4.74%	2.11%	2.96%
2012	12.52%	16.00%	1.74%
2013	34.43%	32.39%	1.50%
2014	0.64%	13.69%	0.76%
2015	–6.21%	1.38%	0.73%
2016	–3.70%	11.96%	2.07%
2017	18.77%	21.83%	2.11%

(1)  Operations commenced on November 1, 1988.

MUHLENKAMP FUND

EXPENSE EXAMPLE
December 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/17 to 12/31/17).

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. Although the Fund charges no sales load, redemption fees or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the following Example. The Example includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example does not include portfolio trading commissions and related expenses or other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table

MUHLENKAMP FUND

EXPENSE EXAMPLE (Continued)
December 31, 2017 (Unaudited)

are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 – 12/31/17*
Actual	$1,000.00	$1,103.90	$6.36
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11

*  Expenses are equal to the Fund's annualized expense ratio 1.20% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUHLENKAMP FUND

ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
December 31, 2017 (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

MUHLENKAMP FUND

STATEMENT OF ASSETS & LIABILITIES
December 31, 2017

ASSETS
Investments, at value (Cost $175,929,929)	$260,487,342
Dividends and interest receivable	98,018
Receivable for Fund shares sold	15,032
Prepaid expenses	8,379
Total assets	260,608,771
LIABILITIES
Written options, at value (Premiums received $258,894)	542,500
Payable for investment securities purchased	8,985
Payable to adviser	223,034
Payable for Fund shares redeemed	315,721
Payable administration fees	30,549
Payable transfer agent and accounting costs	32,245
Payable custodian fees	2,598
Payable to Trustees	2,466
Payable compliance fees	2,005
Accrued expenses and other liabilities	47,509
Total liabilities	1,207,612
Net assets	$259,401,159
NET ASSETS
Paid in capital	$174,984,236
Accumulated undistributed net investment income	142,855
Net unrealized appreciation (depreciation) on:
Investments and translations of foreign currency	84,557,674
Written option contracts	(283,606)
Net assets	$259,401,159
Shares issued and outstanding (unlimited number of shares authorized, no par value)	4,698,748
Net asset value, offering and redemption price per share	$55.21

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld of $39,756)		$3,859,579
Interest		102,253
Total investment income		3,961,832
EXPENSES:
Investment advisory fees (See Note 3)	$2,514,852
Transfer agent and accounting costs (See Note 3)	292,348
Administration fees (See Note 3)	176,086
Reports to shareholders	68,547
Auditor fees	18,993
Federal & state registration fees	16,641
Custody fees (See Note 3)	15,437
Compliance fees (See Note 3)	12,006
Trustees' fees and expenses	9,001
Legal fees	4,650
Other	18,276
Total operating expenses before expense reimbursement/reductions	3,146,837
Expense reimbursement (See Note 3)	(83,564)
Expense reductions (See Note 8)	(20,826)
Total expenses		3,042,447
NET INVESTMENT INCOME		919,385
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments sold	11,182,394
Written option contracts expired or closed	79,298
Total net realized gain		11,261,692
Net change in unrealized appreciation (depreciation) on:
Investments and translations of foreign currency	31,441,279
Written option contracts	(283,606)
Total net change in unrealized appreciation (depreciation)		31,157,673
Net realized and unrealized gain on investments		42,419,365
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$43,338,750

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
OPERATIONS:
Net investment income (loss)	$919,385	$(412,379)
Net realized gains (losses) on investments sold and written option contracts expired or closed	11,261,692	(375,135)
Net change in unrealized appreciation (depreciation) on investments, translations of foreign currency and written option contracts	31,157,673	(13,283,262)
Net increase (decrease) in net assets resulting from operations	43,338,750	(14,070,776)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,126,669	3,980,777
Dividends reinvested	9,891,397	—
Cost of shares redeemed	(45,633,584)	(60,015,550)
Net decrease in net assets resulting from capital share transactions	(27,615,518)	(56,034,773)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(843,437)	—
From net realized gains	(9,920,783)	—
Net decrease in net assets resulting from distributions to shareholders	(10,764,220)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,959,012	(70,105,549)
NET ASSETS:
Beginning of year	254,442,147	324,547,696
End of year	$259,401,159	$254,442,147
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$142,855	$—

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2017	2016	2015	2014	2013
NET ASSET VALUE, BEGINNING OF YEAR	$48.47	$50.33	$59.50	$68.03	$52.22
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)	0.20	(0.08)	(0.17)	(0.29)	(0.13)
Net realized and unrealized gains (losses) on investments	8.92	(1.78)	(3.45)	0.81	18.10
Total from investment operations	9.12	(1.86)	(3.62)	0.52	17.97
LESS DISTRIBUTIONS:
From net investment income	(0.19)	—	—	—	—
From realized gains	(2.19)	—	(5.55)	(9.05)	(2.16)
Total distributions	(2.38)	—	(5.55)	(9.05)	(2.16)
NET ASSET VALUE, END OF YEAR	$55.21	$48.47	$50.33	$59.50	$68.03
TOTAL RETURN	18.77%	–3.70%	–6.21%	0.64%	34.43%
NET ASSETS, END OF YEAR (in millions)	$259	$254	$325	$435	$488
RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
Excluding expense reimbursement/reductions	1.25%	1.25%	1.22%	1.27%	1.27%
Including expense reimbursement/reductions(1)	1.21%	1.25%	1.21%	1.27%	1.26%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	0.37%	(0.15)%	(0.28)%	(0.45)%	(0.21)%
PORTFOLIO TURNOVER RATE	19.32%	39.75%	19.46%	33.93%	26.21%

(1)  The operating expense ratio includes expense reductions for minimum account maintenance fees deposited into the Fund. (See Note 8).

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

SCHEDULE OF INVESTMENTS
December 31, 2017

Name of Issuer or Title of Issue	Shares	Value
COMMON STOCKS — 94.5%
Airlines — 2.4%
Delta Air Lines, Inc.	112,500	$6,300,000
Automobiles — 2.0%
Thor Industries, Inc.	34,100	5,139,552
Biotechnology — 9.5%
Biogen, Inc. (a)	17,700	5,638,689
Bioverativ, Inc. (a)	8,850	477,192
Celgene Corporation (a)	54,000	5,635,440
Gilead Sciences, Inc.	180,000	12,895,200
		24,646,521
Capital Markets — 3.3%
Federated Investors, Inc. — Class B	235,000	8,478,800
Chemicals — 5.9%
Celanese Corporation — Series A (c)	88,000	9,423,040
DowDuPont, Inc.	82,900	5,904,138
		15,327,178
Computers & Peripherals — 8.2%
Apple, Inc.	125,730	21,277,288
Electronic Equipment, Instruments & Components — 2.3%
Universal Display Corporation	35,000	6,042,750
Health Care Providers & Services — 8.5%
Express Scripts Holding Company (a)	38,550	2,877,372
McKesson Corporation	56,500	8,811,175
UnitedHealth Group, Inc.	47,000	10,361,620
		22,050,167
Household Durables — 2.0%
PulteGroup, Inc.	157,000	5,220,250
Internet Software & Services — 3.9%
Tencent Holdings Ltd. — ADR	195,800	10,165,936
IT Services — 7.3%
Alliance Data Systems Corporation	55,225	13,998,433
Cognizant Technology Solutions Corporation — Class A	71,110	5,050,232
		19,048,665
Media — 1.3%
Naspers — Class N — ADR	61,250	3,466,750
Oil, Gas & Consumable Fuels — 5.1%
Cameco Corporation (b)	670,000	6,184,100
GasLog Partners LP (b)	95,000	2,351,250
Golar LNG Partners LP (b)	200,000	4,560,000
		13,095,350

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

SCHEDULE OF INVESTMENTS (Continued)
December 31, 2017

Name of Issuer or Title of Issue	Shares	Value
COMMON STOCKS — 94.5% (Continued)
Pharmaceuticals — 6.6%
Bristol-Myers Squibb Company	150,000	$9,192,000
Lannett Company, Inc. (a)	344,874	8,001,077
		17,193,077
Semiconductors & Semiconductor Equipment — 9.2%
Microchip Technology, Inc.	69,800	6,134,024
ON Semiconductor Corporation (a)(c)	840,000	17,589,600
		23,723,624
Software — 6.6%
Microsoft Corporation	200,000	17,108,000
Specialty Retail — 2.6%
AutoZone, Inc. (a)	4,345	3,090,903
GameStop Corporation — Class A	200,690	3,602,385
		6,693,288
Textiles, Apparel & Luxury Goods — 2.9%
Hanesbrands, Inc.	362,500	7,579,875
Trading Companies & Distributors — 4.9%
Rush Enterprises, Inc. — Class A (a)	247,688	12,585,027
Total Common Stocks (Cost $160,765,602)		245,142,098
EXCHANGE-TRADED FUND — 3.2%
SPDR Gold Shares (a)
Total Exchange-Traded Fund (Cost $8,236,557)	68,075	8,417,474
SHORT-TERM INVESTMENT — 2.7%
Fidelity Institutional Government Portfolio — Class I, 1.14% (d)
Total Short-Term Investment (Cost $6,927,770)	6,927,770	6,927,770
TOTAL INVESTMENTS (Cost $175,929,929) — 100.4%		260,487,342
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.4)%		(1,086,183)
TOTAL NET ASSETS — 100.0%		$259,401,159

ADR — American Depositary Receipt

(a)  Non-income producing security.

(b)  Foreign company.

(c)  Shares are held as collateral for all or a portion of a corresponding written option contract. The value of the collateral on December 31, 2017 was $27,012,640.

(d)  The rate shown is the annualized seven day effective yield as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

SCHEDULE OF INVESTMENTS (Continued)
December 31, 2017

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor Financial Services LLC ("S&P"). GICS is a service market MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

SCHEDULE OF WRITTEN OPTIONS
December 31, 2017

Name of Issuer or Title of Issue	Contracts (100 Shares Per Contract)	Notional Amount	Value
WRITTEN CALL OPTIONS — (0.2)%
Celanese Corporation Expiration March 2018, Exercise Price $97.50	100	$1,070,800	$107,500
ON Semiconductor Corporation Expiration April 2018, Exercise Price $17.00	1,000	2,094,000	435,000
Total Written Call Options (Premiums received $258,894)			$542,500

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS
Year Ended December 31, 2017

1.  ORGANIZATION

Managed Portfolio Series (the "Trust") was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Muhlenkamp Fund (the "Fund") is a diversified series with its own investment objectives and policies within the Trust. The Fund commenced operations on November 1, 1988.

The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund manages its assets to seek a maximum total after-tax return to its shareholders through capital appreciation, and income from dividends and interest, consistent with reasonable risk. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The Fund principally invests in a diversified list of common stocks of any capitalization, determined by Muhlenkamp & Company, Inc. (the "Adviser") to be highly profitable, yet undervalued. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of the Adviser, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

The primary focus of the Fund is long-term and the investment options are diverse. This allows for greater flexibility in the daily management of Fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of the accompanying financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP").

a.  Investment Valuations — Following is a description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis. The Fund's investments are carried at fair value.

Equity Securities — Equity securities, including common stocks, preferred stocks, exchange-traded funds ("ETFs") and real estate investment trusts ("REITs"), that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2017

("NOCP"). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Corporate Bonds — Corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government & Agency Securities — U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government and agency securities are categorized in Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Short-Term Investments — Short-term investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Derivative Instruments — Listed derivatives, including rights and warrants that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange traded options that are valued at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2017

Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's assets and liabilities as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks*	$245,142,098	$—	$—	$245,142,098
Exchange-Traded Fund	8,417,474	—	—	8,417,474
Short-Term Investment	6,927,770	—	—	6,927,770
Total Investments in Securities	$260,487,342	$—	$—	$260,487,342
Liabilities:
Written Call Options	$—	$542,500	$—	$542,500

*  Please refer to the Schedule of Investments to view Common Stocks segregated by industry type.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2017

Transfers between Levels are recognized at the end of the reporting period. During the year ended December 31, 2017, the Fund recognized no transfers between Levels. The Fund did not invest in any Level 3 investments during the period.

b.  Foreign Securities — Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks may include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

c.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) fair value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments and translations of foreign currency. However, for federal income tax purposes the Fund does isolate and treat the effect of changes in foreign exchange rates on realized gain or loss from the sale of equity securities and payables/receivables arising from trade date and settlement date differences as ordinary income.

d.  Investment Transactions and Related Investment Income — Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the yield to maturity basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and regulations. Distributions received from the Fund's investments in Master Limited Partnerships ("MLPs") may be categorized as ordinary income, net capital gain, or a return of capital. The proper classification of MLP distributions is generally not known until after the end of each calendar year. The Fund must use estimates in reporting the character of their income and distributions for financial statement purposes. Due to the nature of the MLP investments, a portion of the distributions received by the Fund's shareholders may represent a return of capital.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2017

e.  Federal Taxes — It is the Fund's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is recorded. In addition, the Fund plans to make sufficient distributions of its income and realized gains, if any, to avoid the payment of any federal excise taxes. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2017. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year (or twelve months). The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. As of and during the year ended December 31, 2017, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the year ended December 31, 2014.

f.  Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income dividends and capital gain distributions are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes. See Note 7 for additional disclosures.

g.  Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

h.  Allocation of Expenses — Expenses associated with a specific fund in the Trust are charged to that Fund. Common Trust expenses are typically allocated evenly between the funds of the Trust or by other equitable means.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2017

i.  Options Transactions — The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use purchased option contracts and written option contracts to hedge against the changes in the value of equities or to meet its investment objectives. The Fund may write put and call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Fund writes a call or put option, an amount equal to the premium received is included in the Statement of Assets & Liabilities as a liability. The amount of the liability is subsequently adjusted to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As the writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase call and put options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Statement of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. Written and purchased options expose the Fund to minimal counterparty risk since they are exchange traded and the exchange's clearinghouse guarantees the options against default.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund's Statement of Assets and Liabilities and Statement of Operations. For the year ended December 31, 2017, no long options contracts were purchased and 4,200 written option contracts were opened and $556,587 in premiums were received. The Fund's average monthly notional value of written option contracts for the year ended December 31, 2017 was $2,819,017.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2017

Statement of Assets and Liabilities

Fair values of derivative instruments as of December 31, 2017:

	Asset Derivatives		Liability Derivatives
Derivatives	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Written Options	N/A	$—	Written Options	$542,500

Total		$—		$542,500

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017:

Amount of Net Realized Gain on:
Derivatives	Written Option Contracts
Equity contracts	$79,298
Total	$79,298
Change in Unrealized Appreciation/(Depreciation) on:
Derivatives	Written Option Contracts
Equity contracts	$(283,606)
Total	$(283,606)

3.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser receives a fee for investment management. Effective February 28, 2017, the Adviser charges a management fee at a 1.00% annual rate of the Fund's average daily net assets up to $300 million, 0.95% of the Fund's average daily net assets on the next $200 million, and 0.90% on the balance of the Fund's average daily net assets. Prior to February 28, 2017, the management fee was a 1.00% annual rate of the Fund's average daily net assets up to $1 billion, and a 0.90% annual rate of the Fund's average daily net assets in excess of $1 billion.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2017

Effective February 28, 2017 the Fund's Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage/borrowing interest, interest expense, taxes, and extraordinary expenses) adjusted for expense reductions (see Note 8) do not exceed 1.20% of the average daily net assets of the Fund. Prior to February 28, 2017, there was no contractual expense limitation agreement in place during the fiscal year.

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred. The Operating Expense Limitation Agreement is indefinite, but cannot be terminated within one year after the effective date of the Fund's prospectus. After that date, the agreement may be terminated at any time upon sixty days' written notice by the Trust's Board of Trustees or the Adviser. Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

March-November 2020	$83,564

U.S. Bancorp Fund Services, LLC ("USBFS" or the "Administrator") acts as the Fund's Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the "Custodian") serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian; coordinates the payment of the Fund's expenses and reviews the Fund's expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration, transfer agency and accounting costs, custody and chief compliance officer services for the year ended December 31, 2017 are disclosed in the Statement of Operations.

4.  LINE OF CREDIT

The Fund has established an unsecured Line of Credit ("LOC") in the amount of $12,000,000 or 33.33% of the fair value of the Fund's investments, whichever is less. The LOC matures unless renewed on July 26, 2018. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund's Custodian, U.S. Bank N.A.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2017

Interest is charged at the prime rate which was 4.50% as of December 31, 2017. The interest rate during the year was between 3.75% and 4.50%. The Fund has authorized U.S. Bank N.A. to charge any of the Fund's accounts for any missed payments. For the year ended December 31, 2017, the Fund did not have any borrowing under the LOC.

5.  CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of the Fund were as follows:

	Year Ended December 31, 2017	Year Ended December 31, 2016
Shares outstanding, beginning of year	5,249,708	6,448,209
Shares sold	148,931	85,206
Dividends reinvested	177,967	—
Shares redeemed	(877,858)	(1,283,707)
Shares outstanding, end of year	4,698,748	5,249,708

6.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term securities and short-term options, for the year ended December 31, 2017, were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$—	$46,071,680	$—	$69,925,363

7.  FEDERAL TAX INFORMATION

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for an unlimited period. As of December 31, 2017, the Fund did not have a capital loss carryover. During the year ended December 31, 2017, the Fund utilized $375,135 in short-term capital loss carryovers.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2017

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$175,929,929
Gross tax unrealized appreciation	$90,144,140
Gross tax unrealized depreciation	(5,870,072)
Net tax unrealized appreciation on investments and derivatives	$84,274,068
Undistributed ordinary income	$142,855
Undistributed long term capital gains	—
Total distributable earnings	$142,855
Other accumulated loss	—
Total accumulated gain	$84,416,923

The Fund plans to distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities. These income and gains distributions will generally be paid once each year, on or before December 31. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

The tax character of distributions paid were as follows:

	Year Ended December 31, 2017	Year Ended December 31, 2016
Ordinary income*	$843,437	$—
Long-term capital gain	$9,920,783	$—

*For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Accumulated Undistributed Net Investment Income	Accumulated Undistributed Net Realized Gain	Paid In Capital
$66,907	$(965,774)	$898,867

These adjustments were due to the Fund's use of equalization, true-up of prior year net operating loss, and reclass of foreign currency gains and losses.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2017

8.  EXPENSE REDUCTIONS

Beginning in 2000, expenses are reduced through the deposit of minimum account maintenance fees into the Fund. By November 30th of each year, all accounts must meet one of three criteria: 1) have net investments (purchases less redemptions) totaling $1,500 or more, 2) have an account value greater than $1,500, or 3) be enrolled in the Fund's Automatic Investment Plan. Accounts that do not meet one of these three criteria are charged a $15 minimum account maintenance fee. This fee is used to lower the Fund's expense ratio. For the year ended December 31, 2017, the Fund's expenses were reduced $20,826 by utilizing minimum account maintenance fees pertaining to account balances as of November 30, 2016 and November 30, 2017, resulting in a decrease in the expenses being charged to shareholders.

9.  GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

MUHLENKAMP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Muhlenkamp Fund and
Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and written options, of Muhlenkamp Fund (the "Fund"), a series of Managed Portfolio Series, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund's auditor since 2008.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 22, 2018

MUHLENKAMP FUND

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	36	Retired, Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000-2011).	Independent Trustee, ETF Series Solutions (25 Portfolios) (2012-Present); Director, Anchor Bancorp Wisconsin, Inc. (2011-2013)
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee and Valuation Committee Chairman	Indefinite Term; Since April 2011	36	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (25 Portfolios) (2012-Present)
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Trustee	Indefinite Term; Since April 2011	36	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present).	Independent Trustee, ALPS Variable Investment Trust (11 Portfolios) (2006-Present); Independent Trustee, RiverNorth Opportunities Closed-End Fund (2015-Present)
Interested Trustee
Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1958	Chairman, and Trustee	Indefinite Term; Since January 2011	36	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	None

*Mr. Kern is an "interested person" of the Trust as defined by the 1940 Act by virtue of the fact that he is an officer of the Administrator.

MUHLENKAMP FUND

TRUSTEES AND OFFICERS (Unaudited) (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Officers
James R. Arnold 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term, Since January 2011	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	Treasurer and Principal Financial Officer	Indefinite Term; Since January 2011	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Thomas A. Bausch, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1979	Secretary	Indefinite Term; Since November 2017	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2016-Present); Associate, Godfrey & Kahn S.C. (2012-2016)	N/A
Ryan L. Roell 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	Assistant Treasurer	Indefinite Term; Since September 2012	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005-present)	N/A
Benjamin Eirich 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Assistant Treasurer	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008-present)	N/A
Doug Schafer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Assistant Treasurer	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2002-present)	N/A

MUHLENKAMP FUND

ADDITIONAL INFORMATION (Unaudited)
Year Ended December 31, 2017

1.  BROKER COMMISSIONS

For the year ended December 31, 2017, the Fund paid $51,877 in broker commissions. These commissions are included in the cost basis of investments purchased, and deducted from the proceeds of securities sold. This accounting method is the industry standard for mutual funds. Were these commissions itemized as expenses, they would equal one cent (1¢) per Fund share and would have increased the operating expense ratio from 1.21% to 1.23%.

2.  QUALIFIED DIVIDEND INCOME PERCENTAGE

For the fiscal year ended December 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2017 was 100.00% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

3.  INFORMATION ABOUT PROXY VOTING

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-860-3863 or by accessing the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available on the SEC's website at www.sec.gov or by calling the toll-free number listed above.

4.  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-800-860-3863. Furthermore, you will be able to obtain a copy of the filing on the SEC's website at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

MUHLENKAMP FUND

PRIVACY NOTICE (UNAUDITED)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you ("Personal Information") directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund's investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER

Muhlenkamp & Company, Inc.

5000 Stonewood Drive, Suite 300

Wexford, PA 15090

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank N.A.

1555 North Rivercenter Drive

Milwaukee, WI 53212

DISTRIBUTOR

Quasar Distributors, LLC

615 E. Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

342 N. Water Street, Suite 830

Milwaukee, WI 53202

LEGAL COUNSEL

Stradley Ronon Stevens & Young LLP

2005 Market Street, Suite 2600

Philadelphia, Pennsylvania 19103

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distributions.  There were no “other services” provided by the principal accountant.  For the fiscal years ended December 31, 2017 and December 31, 2016, the Fund’s principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for each of the past two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2017	FYE 12/31/2016
Audit Fees	$16,000	$16,000
Audit-Related Fees	$—	$—
Tax Fees	$3,000	$3,000
All Other Fees	$—	$—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 12/31/2017	FYE 12/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.-not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2017	FYE 12/31/2016
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

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Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/James Arnold
James R. Arnold, President

Date	3/8/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James Arnold
James R. Arnold, President

Date	3/8/2018

By (Signature and Title)*	/s/ Brian Wiedmeyer
Brian Wiedmeyer, Treasurer

Date	3/8/2018

* Print the name and title of each signing officer under his or her signature.